UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 6, 2013

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, or Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Our public filings with the Securities and Exchange Commission, or SEC, referred to in this Current Report are available at the SEC’s website at www.sec.gov.

Item 1.01. Entry into a Material Definitive Agreement.

Our taxable REIT subsidiary, or TRS, has entered into a long term hotel management agreement, or the Management Agreement, with Sonesta International Hotels, Inc., or Sonesta, for a full service hotel in Duluth, Georgia, or the Georgia Hotel, that we currently expect to acquire during the second quarter of 2013.  The Management Agreement, which is dated as of February 26, 2013, became binding on March 6, 2013 upon the expiration of our diligence period under our purchase agreement for the hotel, and will become effective as of the date on which we acquire the hotel and lease it to our TRS.  We intend to rebrand the Georgia Hotel as a Sonesta hotel upon its acquisition.

The Management Agreement has been added to our April 23, 2012 Pooling Agreement with Sonesta, or the Pooling Agreement, as a result of which the management agreements for 21 hotels we own will be pooled under that agreement.  The terms of the Management Agreement are substantially the same as those contained in our existing pooled management agreements with Sonesta relating to full service hotels, except for provisions relating to its deferred effective date.  The principal terms of our existing pooled management agreements with Sonesta and the Pooling Agreement are described in Notes 5 and 8 to our Consolidated Financial Statements in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2012, or our Annual Report, which descriptions are incorporated herein by reference.

Our entering into the Management Agreement and the pooling of that agreement under the Pooling Agreement and the terms thereof were approved by our Independent Trustees.

The foregoing descriptions of the Management Agreement and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the form of our existing pooled management agreements with Sonesta relating to full service hotels and to the copy of the Pooling Agreement, which were filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K dated April 23, 2012, and are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of Sonesta.  One of our Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of our manager, Reit Management & Research LLC, or RMR. Our other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of Sonesta and TravelCenters of America LLC, or TA, our largest tenant, are officers of RMR.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including TA, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies, but not TA.  In addition, officers of RMR serve as officers of those companies.  RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including TA and Sonesta.

We, RMR, TA and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  We and the other shareholders of AIC have purchased property insurance providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

For further information about these and other such relationships and related person transactions, please see our Annual Report, our Proxy Statement for our 2013 Annual Meeting of Shareholders dated March 1, 2013 and our other filings with the SEC, including Note 8 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, and the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement.  Also, please see the section captioned “Risk Factors” in our Annual Report for a description of risks that may arise from these transactions and relationships.  In addition, copies of certain of our agreements with these parties, including our business management agreement and property management agreement with RMR, various agreements we have entered with TA and Sonesta, our purchase and sale agreements with affiliates of RMR and our shareholders agreement with AIC and its shareholders, are publicly available as exhibits to our public filings with the SEC.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE HAVE ENTERED INTO AN AGREEMENT TO ACQUIRE THE GEORGIA HOTEL AND THAT WE EXPECT TO ACQUIRE THE GEORGIA HOTEL IN THE FIRST QUARTER OF 2013.  THIS TRANSACTION IS SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF COMMERCIAL REAL ESTATE TRANSACTIONS.  THESE TERMS AND CONDITIONS MAY NOT BE MET. AS A RESULT, THIS TRANSACTION MAY NOT OCCUR OR MAY BE DELAYED OR ITS TERMS MAY CHANGE.

•                  THIS CURRENT REPORT STATES THAT WE HAVE ENTERED INTO THE MANAGEMENT AGREEMENT WITH SONESTA FOR A HOTEL THAT WE EXPECT TO BE REBRANDED TO SONESTA BRANDS DURING APRIL 2013.  THE EFFECTIVENESS OF THIS AGREEMENT IS SUBJECT TO OUR ACQUIRING THE GEORGIA HOTEL, AND EVEN IF WE ACQUIRE THE GEORGIA HOTEL, VARIOUS FACTORS MAY RESULT IN THE CANCELLATION OR DELAY OF THIS EXPECTED REBRANDING.

•                  THIS CURRENT REPORT STATES THAT OUR INDEPENDENT TRUSTEES APPROVED OUR ENTERING INTO THE MANAGEMENT AGREEMENT AND THE POOLING OF SUCH AGREEMENT UNDER THE POOLING AGREEMENT AND THE TERMS THEREOF.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO US AS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING OUR ENTRY INTO THIS TRANSACTION BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SONESTA AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER

IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: March 11, 2013